UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2026

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
3.700% Senior Notes due 2032	OMC/32	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange
3.850% Senior Notes due 2034	OMC/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 5, 2026. At the Annual Meeting, the Company’s shareholders (i) elected 14 individuals to the Board of Directors of the Company (the “Board”), (ii) approved an advisory resolution to approve executive compensation, and (iii) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 26, 2026 (the “Proxy Statement”).

(b)	Proposal 1

The Company’s shareholders elected 14 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	227,927,526	14,252,670	119,536	17,803,205
Mary C. Choksi	231,053,749	11,085,158	160,825	17,803,205
Leonard S. Coleman, Jr.	226,474,968	15,619,733	205,031	17,803,205
Mark D. Gerstein	241,132,014	974,080	193,638	17,803,205
Ronnie S. Hawkins	234,462,854	7,631,361	205,517	17,803,205
Deborah J. Kissire	235,500,505	6,603,733	195,494	17,803,205
Philippe Krakowsky	238,617,961	3,523,140	158,631	17,803,205
Gracia C. Martore	231,386,212	10,705,439	208,081	17,803,205
Patrick Q. Moore	241,177,113	952,411	170,208	17,803,205
Patricia Salas Pineda	238,728,349	3,342,061	229,322	17,803,205
Linda Johnson Rice	228,421,638	13,668,644	209,450	17,803,205
Cassandra Santos	239,020,874	3,089,071	189,787	17,803,205
Valerie M. Williams	232,910,542	9,205,607	183,583	17,803,205
E. Lee Wyatt Jr.	241,116,022	1,020,048	163,662	17,803,205

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,696,153	104,956,047	647,532	17,803,205

Proposal 3

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
250,249,015	9,733,072	120,850

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 8, 2026
	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

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